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                                                                  Exhibit 10(cc)

                                                                  EXECUTION COPY

                             AMENDMENT TO AGREEMENT
                              OF PURCHASE AND SALE

     THIS AMENDMENT (this "Amendment"), dated as of April 13, 2000 is by and
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among A M Medica Communications, Ltd. (the "Company"), Ann M. Holmes (the
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"Shareholder") and Access Worldwide Communications, Inc., formerly known as
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CulturalAccessWorldwide Inc. (the "Purchaser").
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                                   WITNESSETH

     WHEREAS, the Company, the Shareholder and the Purchaser have entered into that certain Agreement of Purchase and Sale dated as of October 24, 1998 (the "Purchase Agreement");
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     WHEREAS, the parties hereto desire to amend the Purchase Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the Company, the Shareholder and the Purchaser, the Purchase Agreement is hereby amended as follows:

                                  DEFINITIONS

     Definitions.  Unless otherwise defined herein, capitalized terms used in
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this Amendment have the meanings provided in the Purchase Agreement.

                                   AMENDMENTS

     1.  Amendment to Section I(D).  Section I(D) of the Purchase Agreement is
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amended and restated in its entirety to read as follows:

          D. Contingent Payments. Subject to the conditions set forth herein and
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     in Schedule I hereto, within ten (10) days after the date upon which all loans and obligations due from the Purchaser in its capacity as the borrower pursuant to that certain Credit Agreement among the Purchaser, Bank of America, N.A., formerly known as NationsBank, N.A. (the "Agent"), as agent, and the lenders party thereto dated as of March 12, 1999 (as amended from time to time, the "Credit Agreement"), have been paid in full and the commitments thereunder have been terminated, the Purchaser shall deliver to the Shareholder the portion of the Contingent Payments, if any, payable in cash payable with respect to the twelve-month periods ending December 31, 1999, and December 31, 2000, respectively. Subject to the conditions set forth herein and in Schedule I hereto, within ninety (90) days after December 31, 1999 and within ninety (90) days after December 31, 2000, the Purchaser shall deliver to the Shareholder the
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     portion of the Contingent Payments, if any, payable in stock payable with respect to the twelve-month periods ending December 31, 1999 and December 31, 2000, respectively. Subject to the conditions set forth herein and in
     Schedule I hereto, within ninety (90) days after December 31, 2001, December 31, 2002, and December 31, 2003, the Purchaser shall deliver to the Shareholder the Contingent Payments, if any, payable with respect to the twelve-month periods ending December 31, 2001, December 31, 2002, and December 31, 2003, respectively. The amount of the Contingent Payments payable to the Shareholder with respect to each such period (each, a "Contingent Period") shall be calculated based upon the EBITA (as defined below) achieved by the Contingent Payment Business (as hereinafter defined) during such Contingent Period. Each of the Contingent Payments, if any, shall be made by delivery to the Shareholder of (i) a certified official bank check payable to the order of the Shareholder or a wire transfer in immediately available funds to an account designated by the Shareholder and
     (ii) a certificate representing shares of Purchaser Common Stock, registered in the name of the Shareholder, in each case, in such amounts of cash and in such numbers of shares as are determined in accordance with
     Schedule I hereto.

     2.  Amendment to Section IV(F).  Section IV(F) of the Purchase Agreement is
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amended and restated in its entirety to read as follows:

          F. Superior Indebtedness. The Credit Agreement (as defined in Section
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     I(D) and all other documents executed in connection therewith constitute the only "Superior Indebtedness" of the Purchaser as that term is used in the Note Subordination Agreement (as hereinafter defined) and the Contingent Payment Subordination Agreement (as hereinafter defined).

     4.  Amendment to Section XII(C).  Section XII(c) of the Purchase Agreement
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is amended and restated in its entirety to read as follows:

          C.  Entire Agreement.  This Agreement, as amended by the Amendment,
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     and the documents referred to herein contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby, and no modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced. Notwithstanding the foregoing or any other provisions of this Agreement or the documents referred to herein, no amendment to any of: (i) Section I(D); (ii) Section IV(F); or (iii) Section XII(C) of this Agreement shall be effective without the prior written consent of the Agent.

                                 MISCELLANEOUS

     1.  Condition Precedent.  The execution of this Amendment is a condition
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precedent to the effectiveness of that certain Amendment Agreement and Waiver to be executed among the Purchaser, certain subsidiaries of the Purchaser, including the Company, the Agent and the lenders party to the Credit Agreement.

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     2.  Representations and Warranties of the Purchaser and the Company.  Each
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of the Purchaser and the Company hereby represents and warrants that each:  (i)
has the requisite corporate power and authority to execute, deliver and perform this Amendment, as applicable; and (ii) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, and this Amendment does not violate any law, rule, regulation, contract or agreement otherwise enforceable by or against either of Purchaser or the Company.

     3.  Representations of the Shareholder. The Shareholder hereby represents
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and warrants that she: (i) has had the opportunity to obtain the assistance of legal counsel in carefully reviewing, discussing and considering all terms of this Amendment; (ii) executes this Amendment as a free and voluntary act, without any duress, coercion or undue influence exerted by or on behalf of any other party; and (iii) has full and complete authorization and power to execute this Amendment in the capacities herein stated, and this Amendment does not violate any law, rule, regulation, contract or agreement otherwise enforceable by or against her.

     4.  Limited Modification. Except as specifically amended hereby, the
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Purchase Agreement shall remain in full force and effect in accordance with its terms.

     5.  No Oral Agreements. This Amendment may not be contradicted by evidence
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of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten agreements among the Company, the Purchaser and the Shareholder.

     6.  Counterparts.  This Amendment may be executed by the parties hereto in
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several counterparts (including facsimile counterparts), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

     7.  Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
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PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     8.  Successors and Assigns. This Amendment shall be binding upon and inure
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to the benefit of the parties hereto and their respective successors and assigns.

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  IN WITNESS WHEREOF, the A M Medica Communications, Ltd., Access Worldwide
Communications, Inc. and Ann M. Holmes have caused this Amendment to be duly executed on the date first above written.

                                          A M MEDICA COMMUNICATIONS, LTD.

                                          By: __________________________
                                          Name:
                                          Title:

                                          ACCESS WORLDWIDE COMMUNICATIONS, INC.

                                          By: __________________________
                                          Name:
                                          Title:



________________________________          __________________________(SEAL)
Witness                                   Ann M. Holmes

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